SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 3, 1998
                                                         ----------------

                          UNISON HEALTHCARE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-27374                                           86-0684011
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



8800 NORTH GAINEY CENTER DRIVE, SUITE 245, SCOTTSDALE, ARIZONA           85258
--------------------------------------------------------------        ----------
       (Address of Principal Executive Offices)                       (Zip Code)


                                 (602) 423-1954
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

On February 3, 1998, Unison HealthCare Corporation issued a news release announcing that the financial difficulties previously disclosed in its Form 10-Q for the quarter ended September 30, 1997 continue to persist despite the placement of $20 million aggregate principal amount of its 13% Senior Notes in December 1997. The news release is filed as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        UNISON HEALTHCARE CORPORATION

February 3, 1998                        By  /s/  LISA M. BEUCHE
                                            ------------------------------------
                                            Lisa M. Beuche
                                            Vice President - Financial Reporting





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


                                  EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION OF EXHIBIT
-----------                        ----------------------

  99.1 Unison HealthCare Corporation news release announcing that the financial difficulties previously disclosed in its 10-Q for the quarter ended September 30, 1997 continue to persist despite the placement of $20 million aggregate principal amount of its 13% Senior Notes in December 1997.











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